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                                                                 EXHIBIT 10.10

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                           ON'VILLAGE Communications
                       848 N. La Cienega Blvd., Ste. 206
                             Los Angeles, CA 90069
                     Tel: 310.652.8850 / Fax: 310.659.4717
                               www.onvillage.com
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ON'VILLAGE publishes and maintains a premier online Internet national yellow pages directory and related services for businesses and end users.

Reseller is engaged in the business of publishing specialized and localized print yellow pages and related advertising sales through its own sales force and desires to procure ON'VILLAGE Internet products for resale to Reseller's advertising customers as hereinafter provided.

                                -----------------------------
                                   QUANTITY       RESELLER
                                                    COST
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QuickStart product as attached                      -$0-
                                --------------
                                all additional      -$ -
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Reseller agrees to pay for additional ON'VILLAGE products, including Quick
Start Products, within 30 days of posting to the ON'VILLAGE database.
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Term of this agreement is for 12 months from date of signing. Reseller agrees to bundle _____ QuickStart ads with an equal number of Reseller's print ads for Reseller's advertisers at no cost for the first year. All _____ QuickStart Products must be used by Reseller within the term of this agreement for Reseller's customer from date of signing.

QuickStart product for Reseller's customer is for a period of 12 months from date of posting to ON'VILLAGE database.

For option to renew up to ______ QuickStart products at $__ with 90 days prior
written notice, circle option years requested.    1998     1999

Reseller agrees it will not represent or sell the products of any other online or Internet based yellow pages or similar directory or Internet web services and will give ON'VILLAGE their best efforts to sell additional ON'VILLAGE products.

ON'VILLAGE shall provide reasonable support to Reseller regarding the ON'VILLAGE Products, marketing methods and sales support to assist Reseller in properly selling the ON'VILLAGE Products. ON'VILLAGE will provide training in the proper use of ON'VILLAGE software for the inputting of data and Web pages in the ON'VILLAGE system, including support materials. ON'VILLAGE will provide at least one training session at Reseller's facilities within 30 days.

ON'VILLAGE agrees to provide Reseller with co-branded Web exposure, and to provide links from the ON'VILLAGE QuickStart product to the co-branded, local ON'VILLAGE Web page. Reseller agrees to provide at no charge to ON'VILLAGE full display ads in each directory published by Reseller equaling a total of at least 1 full page per directory. ON'VILLAGE shall provide camera ready artwork to Reseller for such ads in a format consistent with Reseller's normal requirements.

Reseller agrees to publish with each ad in its directories the INTERNET NICKNAME (URL address) provided with a QuickStart Product to that advertiser.

Reseller agrees to include reference to ON'VILLAGE in its local advertising campaigns that refer to Internet services and to include in any web home page it maintains (whether or not provided by ON'VILLAGE) a link to the ON'VILLAGE size and a search field for the ON'VILLAGE yellow pages.

Reseller may not use ON'VILLAGE's trademarks, tradenames or other symbols without prior and written approval of ON'VILLAGE and agrees not to register any trademarks, tradenames or symbols of ON'VILLAGE (or which are confusingly similar to those of ON'VILLAGE).

Reseller name:------------------------- Phone:------------- Fax:---------------

Reseller address:---------------------- City:--------- State:------- Zip:------

ON'VILLAGE signature:------------------ Reseller signature:--------------------

Print name:---------------------------- Print name:----------------------------

Date signed:--------------------------- Date signed:---------------------------
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ON'VILLAGE MAKES NO WARRANTIES HEREUNDER, EITHER EXPRESS OR IMPLIED (INCLUDING
ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ON'VILLAGE DOES NOT REPRESENT OR WARRANT THAT ITS SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, AND THE PARTIES UNDERSTAND AND ACKNOWLEDGE THAT FOR MAINTENANCE PURPOSES OR FOR OTHER CAUSE WHETHER INTENTIONAL OR ACCIDENTAL THE WEB SITE AND DATABASE MAINTAINED BY ON'VILLAGE MAY BE INACCESSIBLE OR UNUSABLE FROM TIME TO TIME.

IN NO EVENT SHALL ON'VILLAGE BE LIABLE TO RESELLER OR TO ANY END-USER FOR LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF DATA, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER SIMILAR DAMAGES ARISING OUT OF THE FAILURE OF ON'VILLAGE TO MEET ITS OBLIGATIONS UNDER THIS AGREEMENT.

In the event a customer's advertising data in the ON'VILLAGE system contains errors or omissions, Reseller shall input the correct or additional data, but upon receipt of written notice from Reseller or the customer, ON'VILLAGE will take reasonable steps to correct such errors or omissions.

This Agreement has been entered into with Reseller on the basis of ON'VILLAGE's investigation of Reseller's own abilities, and may not be assigned, transferred or encumbered by Reseller without the prior written consent of ON'VILLAGE, which ON'VILLAGE shall not unreasonably withhold in the case of a sale of all or a substantial part of Reseller's business. Any assignment or transfer made without consent shall be null and void and unenforceable against ON'VILLAGE.

Reseller is not an employee of ON'VILLAGE for any purpose whatsoever, but an independent contractor. ON'VILLAGE is interested only in the results obtained by the Reseller, who shall have control over the manner and means of performing under this agreement subject to the provisions herein. Reseller does not have, nor shall it hold itself out as having, any right, power or authority to create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon ON'VILLAGE. Reseller shall have the right to appoint or otherwise designate suitable employees, salespersons, or subagents, and Reseller shall be solely responsible for their acts. ON'VILLAGE shall have no right or authority to commit Reseller in any matter, cause or thing without the prior written consent of Reseller.

Each party shall save the other harmless from and against and shall indemnify the other party for any liability, loss, costs, expenses, or damages howsoever caused by reason of any injury (whether to body or property) sustained by any person or to any person or to property by reason of any act, neglect, default, or omission of it or any of its agents, employees, or other representatives. If either party is sued in any court for damages by reason of any of the acts of the other party referred to in this section, such other party shall defend such action (or cause the same to be defended) at its own expense and shall pay and discharge any judgment that may be rendered in any such action; if such other party fails or neglects to so defend said action, the party sued may defend the same and any expenses, including reasonable attorneys' fees, which it may pay or incur in defending said action and the amount of any judgment which it may be required to pay shall be promptly reimbursed on demand. Except as otherwise specifically provided in this Agreement, nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence.

In the performance of this Agreement, a party and its employees and agents may have access to private or confidential information owned by the other party relating to its systems, data, software, specifications, business plans, and pricing and marketing strategies, and such information may contain proprietary details and disclosures. All confidential information or data acquired by a party or its employees or agents under this Agreement or in contemplation thereof shall be and shall remain the disclosing party's exclusive property, and the receiving party shall keep, or have its employees and agents keep, any and all such confidential information and data confidential, and shall not copy, publish, or disclose it to others, without the disclosing party's prior written approval, and shall return such confidential information and data to the disclosing party at its request. Nothing herein shall limit a party's use or dissemination or information not actually derived from the other party or any information that was or subsequently has been made public by the disclosing party.

This agreement shall be subject to and shall be enforced and construed in accordance with the laws of the State of California. If any provision of this agreement is held to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. In the event of litigation, the prevailing party may recover court costs and reasonable attorneys' fees.